THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD Amendment to Credit Agreement (this “Amendment”) is entered into as of June 5, 2014, among PORTFOLIO RECOVERY ASSOCIATES, INC., a Delaware corporation (“PRA”, or the “Borrower”), the Guarantors, the Lenders party hereto constituting Required Lenders and BANK OF AMERICA, N.A., as Administrative Agent.

Recitals

PRA, the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Credit Agreement dated as December 19, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to provide a senior credit facility to the Borrower.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
PRA and the Guarantors have requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein.  The Administrative Agent and the Lenders set forth below are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, PRA, the Guarantors, the Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
Subject to the satisfaction of the conditions precedent set forth in Article II, Section 8.03(o) of the Credit Agreement is hereby amended to replace the reference to “$300,000,000” with a reference to “$500,000,000”.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
The Amendment set forth in Article I shall become effective on the date first written above (the “Third Amendment Effective Date”), when the following conditions have been met:
1.    Counterparts. Receipt by the Administrative Agent of counterparts of this Amendment executed on behalf of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
2.    Fees. Receipt by the Administrative Agent of all fees and expenses due and owing in connection with this Amendment, including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

ARTICLE III
MISCELLANEOUS
1.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
2.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement, as amended hereby, and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents.
5.    Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders on the Third Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects on and as of such earlier date).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.
PORTFOLIO RECOVERY ASSOCIATES, INC.
By: /s/ Judith Scott
Name: Judith Scott
Title: EVP/General Counsel
PORTFOLIO RECOVERY ASSOCIATES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING I, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA LOCATION SERVICES
By: PLS Holding I, LLC, a Partner
By: /s/ Steve Roberts
Name: Steve Roberts
Title: Manager of PLS Holding I, LLC
PRA GOVERNMENT SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA RECEIVABLES MANAGEMENT, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

PRA HOLDING II, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING III, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
MUNI SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA PROFESSIONAL SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA FINANCIAL SERVICES, LLC
By: /s/ P. Kent McCammon
Name: P. Kent McCammon
Title: Managing Member
PLS HOLDING I, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PLS HOLDING II, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

PRA AUTO FUNDING, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING IV, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
CLAIMS COMPENSATION BUREAU, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Laura Call
Name: Laura Call
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Jundie Cadiena
Name: Jundie Cadiena
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President
FIFTH THIRD BANK,
an Ohio Banking Corporation, as a Lender

By: /s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President
XENITH BANK,
as a Lender

By: /s/ Bradley D. Nott
Name: Bradley D. Nott
Title: Senior Vice President
UNION FIRST MARKET BANK,
which includes the Bank formerly known as STELLARONE BANK, as a Lender

By: /s/ James D. Kourouklis
Name: James D, Kourouklis
Title: Senior Vice President
RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Kathy Bennett
Name: Kathy Bennett
Title: Senior Vice President
BANK OF HAMPTON ROADS,
as a Lender

By: /s/ P. Kelley Gowen
Name: P. Kelley Gowen
Title: Senior Vice President

CAPITAL ONE, N.A.,
as a Lender

By: /s/ William A. Casey
Name: William A. Casey
Title: Senior Vice President
HERITAGE BANK,
as a Lender

By: /s/ Leigh C. Keogh
Name: Leigh C. Keogh
Title: Executive Vice President
KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President
CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President
FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jason Marley
Name: Jason Marley
Title: Vice President